As filed with the Securities and Exchange Commission on June 27, 1997

                                                      Registration No.333-17765

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                               AMENDMENT NO. 1 TO
                       REGISTRATION STATEMENT ON FORM S-8
                        UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                                 ULTRAFEM, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                     33-0435037
(State or other jurisdiction of               (I.R.S. Employer Identification
incorporation or organization)                            Number)

                          805 Third Avenue, 17th Floor
                            New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

                            ------------------------

                    1990 STOCK OPTION PLAN OF ULTRAFEM, INC.
        ULTRAFEM, INC. 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                             ULTRAFEM, INC. OPTIONS
                            (Full title of the plan)

                            ------------------------

          JOHN W. ANDERSEN                        GERALD ADLER, ESQ.
President and Chief Executive Officer  Shereff, Friedman, Hoffman & Goodman, LLP
           Ultrafem, Inc.                          919 Third Avenue
    805 Third Avenue, 17th Floor               New York, New York 10022
      New York, New York 10022                      (212) 758-9500
           (212) 446-1400

(Name, address and telephone number, including area code, of agents for service)

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

The following exhibits are filed as part of this Registration Statement:

Exhibit Number.  Description.
---------------  ------------

   4.2 Amended and Restated Ultrafem, Inc. 1995 Stock Plan for Non-Employee Directors

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable groundsto believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to Registration Statement of Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 27th day of June, 1997.

                              ULTRAFEM, INC.


                              By: /s/ John W. Andersen
                                  ------------------------------------
                                  John W. Andersen
                                  President, Chief Executive
                                  Officer and Chairman of the Board of Directors

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement of Form S-8 has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature                                Titles                       Date
---------                                ------                       ----

/s/ John W. Andersen       President, Chief Executive Officer
------------------------   and Chairman of the Board of            June 27, 1997
John W. Andersen           Directors (Principal Executive
                           Officer)

/s/ Dori M. Reap           Chief Financial Officer, Secretary,
------------------------   and Senior Vice President, Finance      June 27, 1997
Dori M. Reap               and Administration (Principal
                           Financial & Accounting Officer)

      *                    Executive Vice President and Founder;
------------------------   Director
Audrey Contente

      *                    Director
------------------------
Richard Cone

      *                    Director
------------------------
Joy Vida Jones

      *                    Director
------------------------
Martin Nussbaum

      *                    Director
------------------------
Charles D. Peebler, Jr.

      *                    Director
------------------------
Barrie R. Zesiger

By: /s/ John W. Andersen                                           June 27, 1997
    --------------------
    John W. Andersen
    Attorney-in-Fact


                                      II-3